AGREEMENT



                      MEMORANDUM OF AGREEMENT MADE BETWEEN


       The Government of the Democratic Republic of Sao Tome and Principe


                                       and


                     Environmental Remediation Holding Corp.
           (a U.S. public company registered in the State of Colorado)


                                       and


                       Procura Financial Consultants, c.c.
        (a closed corporation registered in the Republic of South Africa)

                                                  Oil and Gas Agreement page Two

1.       INTERPRETATION

1.1 In this Agreement the following acronyms, words and expressions shall, where context permits, be deemed to have the following meanings:

1.1.1    "ERHC"           means Environmental Remediation Holding Corp.,

1.1.2    "PFC"            means Procura Financial Services c.c.

1.1.3    "Agreement"      means this Agreement

1.1.4    "Dollar"         means United States of America Dollars

1.1.5    "DRSTP"          means the Democratic Republic of Sao Tome and Principe

1.1.6    "Effective Date" means the day when this Agreement is signed

1.1.7.   "Government"     means the Government of DRSTP

1.2 Words importing the singular meaning include, unless the context otherwise demands, the plural meaning and visa versa.

1.3 The clause headings in this Agreement are for convenience and ease of reference and shall not affect its construction or interpretation.

1.4 Reference to clauses and sub-clauses are to clauses and sub-clauses of the Agreement unless the context clearly indicates otherwise.

2.       SIGNING OF THE AGREEMENT

2.1 The Government herewith grants ERHC/PFC the right to perform a full and complete evaluation and feasibility study of the oil, gas and mineral reserves located within the territory of Sao Tome and Principe and its surrounding waters. The Government will cooperate fully and grant authority to ERHC/PFC to perform all aspects of said evaluation and study, with all costs to be borne by ERHC/PFC but all information to be shared with the Government. and further that,

                                                Oil and Gas Agreement page Three

2.1.1 In accordance with the terms and conditions of this Agreement the Government agrees to grant certain oil concessions to ERHC/PFC after review by all Parties to this Agreement of the Resulting data.

2.1.2 ERHC/PFC upon the granting of the oil concession will enter into a joint venture agreement with the Government to create an oil company for the benefit of all the parties.

2.1.3 The Government will grant ERHC/PFC the authority to enter into negotiation on behalf of the Government with major oil companies located in the United States and abroad for the oil leases rights in DRSTP. The Government will have the right to have up to three representatives at any negotiations.

2.1.4 The Government will have final approval of all oil concessions and leases negotiated by ERHC/PFC under this Agreement.

2.2 This Agreement shall be irrevocable, subject only to the suspensive conditions set out in paragraph 2.4 below.

2.3 This Agreement is subject to the following suspensive conditions expressly set out in paragraph 2.4 below:

2.4 The coming into effect of this Agreement is subject to the suspensive conditions that ERHC/PFC shall within forty-five ( 45 ) days of the effective date of this Agreement: transfer the sum of five ($5,000,000) million dollars U.S. to the Government in accordance with the terms and conditions set forth. ERHC/PFC shall also within forty-five (45) days of the effective date of this Agreement will open offices, begin work on the feasibility studies and evaluations necessary to determine the best location of the oil, gas and minerals on DRSTP

2.5      The Government hereby agrees that the statutory promoter  for  the  oil
         gas and mineral concessions/leases shall be  ERHC/PFC   as  detailed in
         section 2.6 below.

2.6 It is agreed that statutory rights and obligations of ERHC/PFC as it applies to the Plan of Action for the oil, gas and mineral concessions shall be as follows;

2.6.1             PLAN OF ACTION PHASE I

         a).      $10,000,000   USD  will  be  available  for  Phase  I  within
                  forty-five (45) days of the effective date of this  Agreement;

                                                 Oil and Gas Agreement page Four

         b). ERHC/PFC will use USD $5,000,000 for Feasibility Studies, Offices and Staff;

         c). USD $5 000,000 shall be set aside and released to the Government upon the funding of ERHC/PFC within 45 days from the signing of this agreement between the Government and ERHC\PFC.

2.6.2. ERHC\PFC will send a team of U.S.A. oil experts to Sao Tome & Principe to evaluate and determine the most appropriate locations for the feasibility studies.

2.6.3. ERHC/PFC will make available and share all information and data gathered upon completion of the studies.

2.6.4  PLAN OF ACTION PHASE II  (60 - 210 days)

         a)       ERHC\PFC   will   have   up   to   one   hundred  million  USD
                  (USD $100,000,000)  available  for the development of the oil.

         b) The feasibility study, which shall be available to the Government, shall include but not limited to the following reports :

         .        SEISMIC INTERACTION
         .        SEDIMENTOLOGY AND RESERVE CHARACTERISTICS
         .        BIOSTATGRAPHY
         .        GEOCHEMISTRY
         .        PETROGRAPHIES AND DIAGNOSTICS

2.6.5             PLAN OF ACTION PHASE III  (210 - 330 days)

         a). ERHC\PFC will determine the best location to drill the first test well after review and evaluation of the feasibility data.

         b) ERHC\PFC estimates that they will drill two( 2) test wells and two (2 ) prove-up wells at a minimum cost of $5 000 000,00 USD per well.

         c).      The Government and ERHC\PFC will  begin  working  on  a  joint
                  venture  between  the   parties  settling  issues  as  to  the
                  structure of the joint venture and the location of the Government and ERHC\PFC oil concessions.

                                                 Oil and Gas Agreement page Five

         d) The Government and ERHC/PFC will design the structure, terms and conditions of the concessions which will be offered to other oil companies.

         e). ERHC will design an Environmental program, including but not limited to the policies and procedures, which will be followed by any oil company to which the Government grants, sell or leases to any oil concession. These conditions and procedures will ensure the safety of the Government and the people's land and will meet or exceed international environmental standards. In addition, each oil or gas company receiving a concession will be required to begin drilling within certain time frames to be established.

2.6.6             PLAN OF ACTION  PHASE IV

         a) Begin oil operations and drilling additional wells to increase production; and;
         b)       Complete negotiation with major oil companies.

3.       JOINT VENTURE

3.1.1 ERHC/PFC shall perform the following upon completion of the feasibility studies

         a) ERHC/PFC shall share all data complied from the feasibility studies with the Government and develop the concession boundaries.

         b) ERHC/PFC will assist and represent DRSTP in its negotiations with major oil companies wishing to obtain a lease(s) and develop oil and gas production.

         c) ERHC/PFC and the Government will develop and monitor an Environmental Program prior to the granting of any concession to major oil companies to protect against environmental damage

         d) ERHC/PFC will monitor the concessions granted to assure the oil fields are developed and not held by a company for future development only.

         e) The Government and ERHC/ PFC will retain the best oil and gas concession for themselves and enter into a joint venture for the development of such concessions as set forth in paragraph
                  3.2 below.

                                                  Oil and Gas Agreement page Six

         f) ERHC/PFC will negotiate on behalf of DRSTP with the major oil companies the remaining concessions to be leased and developed and will retain a 5% override to be paid by the oil companies for ERHC/PFC services. The percentage of each lease retained by DRSTP will be negotiated on a concession by concession basis and approved by DRSTP.

3.2      OUTLINE OF THE JOINT VENTURE OIL AND GAS COMPANY

3.2.1 ERHC/PFC will enter into a joint venture with DRSTP for the establishment of an oil company as follows:

         a) DRSTP and ERHC/PFC shall retain the bes t concessions for the development of an oil company.

         b) DRSTP and ERHC/PFC will retain a minimum of four concessions for the development of an oil company. (A standard land concession is 640 acres and standard oil lease off shore is 5000 acres.)

         c) ERHC/PFC shall provide all necessary funding for the development of said concessions. The Government of DRSTP will not be required to obtain or guarantee any funding for this Project.

         d) The joint venture partners will each receive 40% of the profits from production (ERHC/PFC 40% DRSTP 40%) with 20% of
                  production   being  set  aside  for  repayment  of   ERHC/PFC
                  investment, overhead and management costs.

         e) ERHC/PFC agrees to set aside one ($1.00) dollars per barrel sold for the education of DRSTP students to be trained in the United States in the oil industry or any other such educational area as designated by the Government. As engineers and managers are trained, ERHC/PFC will phase out ERHC/PFC personal and the Government will operate the oil company at the end of this Agreement. This set aside for education will be paid by ERHC/PFC only.

4.       TAXES

4.1 ERHC/PFC shall be personally excluded from any and all taxes, duties and revenue impositions of what ever nature while operating for and on behalf of or in conjunction

                                                Oil and Gas Agreement page Seven

         with the Government of DRSTP, with regard to the development and economic activates conducted within in the scope and time frame of this Agreement and Joint Venture.

5. ERHC/PFC is authorized to promulgate rules and regulations assuring the ordered, secure and harmonious development and functioning of the oil, gas and mineral concessions the content of which shall be subject to prior Government approval.

6.       DURATION OF AGREEMENT

6.1      The duration of this Agreement,  shall be for  twenty-five ( 25 ) years
         calculated from the effective date.   The duration of the Joint Venture
         and ERHC/PFC management shall be for twenty-five years.

6.2 This Agreement at the option of the Government of DRSTP, may be repetitively renewable for periods of ten (10) years, subject to continued adequate performance in terms of this Agreement. It is agreed that Government will indicate its intent with regard to possible renewal, at least three (3) calendar years before expiration of any contract term.

7.       CALCULATION OF THE TIME LAPSED

7.1 The running of all time periods agreed and to in this Agreement will be interrupted and suspended so as not to jeopardize the interests of ERHC/PFC, whenever the Government or any of its agencies is in default or behind schedule with regard to obligations it must legally meet, and when thereby it is made legally impossible or unduly risky for ERHC/PFC to perform as agreed.

 8.      CANCELLATION OF CONCESSION CONVENTION THROUGH NON-PERFORMANCE

8.1 Should ERHC/PFC not have substantially and constructively commenced with the development of the oil, gas and mineral reserve properties in accordance with General Principals set forth in this Agreement and its time-table does not provide justification for such non-performance, then the Agreement may be declared by the Government to have automatically lapsed, in which case ERHC/PFC shall forfeit to the Government all rights to interest in and benefit from this Agreement.

                                                Oil and Gas Agreement page Eight

8.2      If the Government  determines that ERHC/PFC has breached its Agreement,
         ERHC/PFC   must  be   notified  in  writing   and   presented  to  the
         administration of ERHC/PFC with the terms and conditions of the breach. Thereafter ERHC/PFC shall have ninety (90) days to cure the breech prior to the termination of the Agreement.

9.       UNDERTAKING BY THE GOVERNMENT

9.1 The Government undertakes to make available to ERHC/PFC within fourteen days of being requested in writing any map or data in its possession pertaining to including but not limited to geography, topography, oil studies, gas studies, mineral studies and maritime studies which may be utilized in the planning of its development and for the studies to be undertaken. ERHC/PFC shall undertakes to treat such information and data with utmost confidentiality and not to communicate it with third parties without prior approval.

9.2 The Government undertakes to waive for and on behalf of ERHC/PFC its successors and or assigns such goods, all duties and taxes with regard to the importation and utilization of essential materials, equipment and services including persons e mployed by ERHC/PFC (non DRSTP citizens) required for the studies and development to be undertaken concerning the establishment of the oil, gas and mineral reserves during the term of this Agreement.

9.3 The Government undertakes to expeditiously pass legislation in respect to this Agreemen with regard to the study and development of the oil, gas and mineral industries.

10.      AGREEMENT WITH REGARD TO THE MANAGEMENT OF THIS AGREEMENT

10.1 As regards administration of business for the joint venture and any other contract or agreement with the Government.

         a)       The currency of record shall be the United States Dollar

         b)       No   restriction   shall  apply  with   regard  to   the  free
                  repatriation of funds generated from the Joint Venture of this Agreement.

                                                 Oil and Gas Agreement page Nine

         c)       The language of record shall be English and Portuguese.

         d) The Rights to this Agreement stipulate that the only commercial law applicable, shall be international commercial practice ( the international lex mercatoria ) primarily as codified by International Chamber of Commerce in Paris, and that where deemed necessary because of lacunae in the international lex mercatoria, the latter may be amplified by reference to the commercial law of England. Furthermore the parties stipulate that all disputes between the Government and ERHC/PFC will not be receivable by any DRSTP court of law, but must obligatorily be submitted for binding arbitration under the rules of the International Chamber of Commerce of Paris.

11. INTERPRETATION OF THIS AGREEMENT AND RESOLUTION OF DISPUTE BETWEEN THE GOVERNMENT, ERHC/PFC WITH REGARD TO ITS TERMS, CONTENT AND APPLICATION.

11.1 The Government, ERHC/PFC herewith irrevocably agree that any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules at present in force. The appointing authority for such arbitration shall be the President of the International Chamber of Commerce in Paris. The number of arbitrators shall be one. The place of arbitration shall be Geneva, Switzerland. The language to be used in arbitral proceedings shall be English and Portuguese.

11.2 All parties irrevocably bind themselves to accept the decision of such arbitration as final, and to faithfully implement it.

11.3 Wherever in this agreement specific provision is made for the application of the law of the DRSTP, such law shall govern; otherwise, this Agreement shall in all respects be governed by and interpreted in accordance with generally recognized principles of international law.
11.4 All notices and correspondences of an official nature shall be received by the Government at the office of the Minister of Social Equipment and Environment in Sao Tome City, and ERHC/PFC at the law office of James A Griffin, Esq. 420 Jericho Turnpike Suite 321, Jericho New York USA 11753. and Procura Financial Consultants c.c. at P.O. Box 73192 Lynnwood Ridge 0040 South Africa. Such notices and correspondence shall be valid if delivered by hand, in writing and or against an authorized signature of receipt.

                                                  Oil and Gas Agreement page Ten

11.5 This Agreement records the entire agreement between the parties. No addition, alteration or deletion shall be valid unless reduced to writing and signed by both parties in front of competent witnesses.

11.6 The parties hereby warrant acknowledge and affirm that they are authorized by their respective governing bodies, ministries, corporate and or business entities to enter into and execute this Agreement.

THUS DONE AND SIGNED AT SAO TOME CITY ON THIS 27th DAY OF MAY, 1997


/s/Raul Braganca Neyo                            [SEALED]
PRIME MINISTER
For and on behalf of the Government of the Democratic Republic of Sao Tome and Principe.


THUS DONE AND SIGNED AT SAO TOME CITY ON  THIS 27th DAY OF MAY, 1997


/s/ Noreen G. Wilson
Noreen G. Wilson Vice President
For and on behalf of Environmental Remediation Holding Corp.


/s/ Barend J. Hofmer
Barend J. Hofmeyr Director
For and on behalf of Procura Financial Consultants c.c.